UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest events reported)     September 13, 2002
                                                      -------------------------
                                                        (September 13, 2002)
                                                      -------------------------



                               PNM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


         New Mexico                 Commission                   85-0468296
----------------------------    File Number 333-32170   ------------------------
(State or Other Jurisdiction                ---------        (I.R.S. Employer
     of Incorporation)                                   Identification) Number)



Alvarado Square, Albuquerque, New Mexico                            87158
----------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of August 2002 and 2001 and the eight months ended August 31, 2002 and 2001 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended      Eight Months Ended
                                          August 31,           August 31,
                                    -------------------- ---------------------
                                       2002      2001       2002       2001
                                    --------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                              709        692      4,991      4,896
     Wholesale
         Firm Sales                       51         55        389        391
         Firm Surplus                      5         58        232        686
         Short Term / Uncommitted        840      1,117      5,836      7,595
                                    --------- ---------- ---------- ----------

         Total Wholesale Sales           896      1,230      6,457      8,672
                                    --------- ---------- ---------- ----------

         Total Energy Sales            1,605      1,922     11,448     13,568
                                    ========= ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

                  HDD                      0          0
                                     ========   ========

                  CDD                    397        359
                                     ========   ========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC.
                                ---------------------------------------------
                                                 (Registrant)


Date:  September 13, 2002                     /s/ John R. Loyack
                                ---------------------------------------------
                                                John R. Loyack
                                 Vice President and Chief Accounting Officer
                                (Officer duly authorized to sign this report)




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